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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) October 15, 1998


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


          333-09343
          333-26355
          333-25301
          333-1548
          333-49945                                 33-0459135
    (Commission File Number)            (I.R.S. Employer Identification No.)


      2 Ada, Irvine, California                       92618
(Address of Principal Executive Offices)            (Zip Code)


                                 (949) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.
         None

Item 7.  Financial Statements and Exhibits.
         (c)  Exhibits.

Exhibit
  No.          Document Description

20.28 Monthly Servicing Report for the September 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONSUMER PORTFOLIO SERVICES, INC.
                                  (Registrant)

Dated: October 30, 1998           By:     /s/ Jeffrey P. Fritz
                                  Name:   Jeffrey P. Fritz
                                  Title:  Chief Financial Officer



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                                INDEX TO EXHIBITS



Exhibit                                                               Sequential
  No.          Document Description                                   Page No.

20.28 Monthly Servicing Report for the September 1998 collection period for FASCO Auto Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5, CPS Grantor Trust 1998-1, CPS Auto Grantor Trust 1998-2 and CPS Auto Receivables Trust 1998-3.